United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 on

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2004

CINGULAR WIRELESS LLC

(Exact name of registrant as specified in its charter)

Delaware	1-31673	74-2955068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector, Atlanta, Georgia 30342

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404)236-7895

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 amends the Current Report on Form 8-K of Cingular Wireless LLC (Cingular) filed with the Securities and Exchange Commission (SEC) on October 28, 2004 (the October 8-K) related to our acquisition of AT&T Wireless Services, Inc. (AT&T Wireless). This Form 8-K/A amends the October 8-K to include the financial statements required by Item 9.01(b) of Form 8-K and to include an exhibit under Item 9.01(c) of Form 8-K. The information previously reported in the October 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

   (b) Pro Forma financial information.

     The following information is attached hereto as Exhibit 99.14 and incorporated herein by reference:

(i)	Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 2004.

(ii)	Notes to the Unaudited Pro Forma Combined Consolidated Balance Sheet as of September 30, 2004.

(iii)	Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 2003 and the nine months ended September 30, 2004.

(iv)	Notes to the Unaudited Pro Forma Combined Consolidated Statements of Income for the year ended December 31, 2003 and the nine months ended September 30, 2004.

   (c) Exhibits

Exhibit
Number	Description
99.14	Unaudited Pro Forma Combined Consolidated Financial Statements

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINGULAR WIRELESS LLC

Date: November 29, 2004	By:	/s/ Peter A. Ritcher
Peter A. Ritcher
Chief Financial Officer (Principal Financial Officer)

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EXHIBIT INDEX

Number	Title
99.14	Unaudited Pro Forma Combined Consolidated Financial Statements